Exhibit 99.2

Financial Supplement

Fourth Quarter and Full Year 2025

Table of Contents	Page

Consolidated Financial Highlights	3

Consolidated Statements of Operations (unaudited)	5

Consolidated Balance Sheets (unaudited)	6

Loans and Deposits	7

Average Balance Sheets, Annualized Yields and Rates	8

Mortgage Banking Fees	10

Segment Financial Highlights	11

Credit-Related Information:
Nonaccrual loans and leases	14
Loans and Leases 90 Days or More Past Due and Accruing	15
Charge-offs, Recoveries, and Related Ratios	16
Summary of Changes in the Components of the Allowance for Credit Losses	18

Capital and Ratios	19

Non-GAAP Financial Measures and Reconciliations	20
The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

Please note that items in this document may not sum due to rounding.

CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per share data)

	QUARTERLY TRENDS											FULL YEAR
						4Q25 Change								2025 Change
	4Q25	3Q25	2Q25	1Q25	4Q24	3Q25			4Q24			2025	2024	2024
						$/bps		%	$/bps		%			$/bps		%
SELECTED OPERATING DATA
Total revenue	$2,157	$2,118	$2,037	$1,935	$1,986	$39		2%	$171		9%	$8,247	$7,809	$438		6%
Noninterest expense	1,343	1,335	1,319	1,314	1,316	8		1	27		2	5,311	5,234	77		1
Pre-provision profit[1]	814	783	718	621	670	31		4	144		21	2,936	2,575	361		14
Provision (benefit) for credit losses	137	154	164	153	162	(17)		(11)	(25)		(15)	608	687	(79)		(11)
NET INCOME	528	494	436	373	401	34		7	127		32	1,831	1,509	322		21
Net income, Underlying[1]	528	494	436	373	412	34		7	116		28	1,831	1,607	224		14
Net income available to common stockholders	489	457	402	340	367	32		7	122		33	1,688	1,372	316		23
Net income available to common stockholders, Underlying[1]	489	457	402	340	378	32		7	111		29	1,688	1,470	218		15
PER COMMON SHARE DATA
Basic earnings	$1.14	$1.06	$0.93	$0.78	$0.83	$0.08		8%	$0.31		37%	$3.90	$3.05	$0.85		28%
Diluted earnings	1.13	1.05	0.92	0.77	0.83	0.08		8	0.30		36	3.86	3.03	0.83		27
Basic earnings, Underlying[1]	1.14	1.06	0.93	0.78	0.86	0.08		8	0.28		33	3.90	3.26	0.64		20
Diluted earnings, Underlying[1]	1.13	1.05	0.92	0.77	0.85	0.08		8	0.28		33	3.86	3.24	0.62		19
Cash dividends declared and paid per common share	0.46	0.42	0.42	0.42	0.42	0.04		10	0.04		10	1.72	1.68	0.04		2
Book value per common share	56.39	54.97	53.43	51.99	50.26	1.42		3	6.13		12	56.39	50.26	6.13		12
Tangible book value per common share[1]	38.07	36.73	35.23	33.97	32.34	1.34		4	5.73		18	38.07	32.34	5.73		18
Dividend payout ratio	40%	40%	45%	54%	51%	73	bps		(1,025)	bps		44%	55%	(1,098)	bps
Dividend payout ratio, Underlying[1]	40	40	45	54	49	73	bps		(865)	bps		44	52	(800)	bps
COMMON SHARES OUTSTANDING
Average: Basic	429,483,110	431,365,552	433,640,210	438,320,757	440,802,738	(1,882,442)		—%	(11,319,628)		(3%)	433,173,162	450,678,038	(17,504,876)		(4%)
Diluted	434,077,960	435,472,350	436,539,774	442,200,180	444,836,786	(1,394,390)		—	(10,758,826)		(2)	436,890,731	453,510,245	(16,619,514)		(4)
Common shares at period-end	429,242,174	431,453,142	432,768,811	437,668,127	440,543,381	(2,210,968)		(1)	(11,301,207)		(3)	429,242,174	440,543,381	(11,301,207)		(3)
1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(dollars in millions, except per share data)

	QUARTERLY TRENDS											FULL YEAR
						4Q25 Change								2025 Change
	4Q25	3Q25	2Q25	1Q25	4Q24	3Q25			4Q24			2025	2024	2024
						$/bps		%	$/bps		%			$/bps		%
FINANCIAL RATIOS
Net interest margin	3.06%	2.99%	2.94%	2.89%	2.86%	7 bps			20 bps			2.97%	2.84%	13	bps
Net interest margin, FTE[1,2]	3.07	3.00	2.95	2.90	2.87	7			20			2.98	2.85	13
Return on average common equity	8.16	7.77	7.18	6.21	6.64	39			152			7.36	6.27	109
Return on average common equity, Underlying[2]	8.16	7.77	7.18	6.21	6.84	39			132			7.36	6.72	64
Return on average tangible common equity[2]	12.18	11.75	11.05	9.64	10.36	43			182			11.20	9.81	139
Return on average tangible common equity, Underlying[2]	12.18	11.75	11.05	9.64	10.66	43			152			11.20	10.51	69
Return on average total assets	0.95	0.90	0.80	0.70	0.73	5			22			0.84	0.69	15
Return on average total assets, Underlying[2]	0.95	0.90	0.80	0.70	0.75	5			20			0.84	0.73	11
Return on average total tangible assets[2]	0.98	0.93	0.83	0.73	0.76	5			22			0.87	0.71	16
Return on average total tangible assets, Underlying[2]	0.98	0.93	0.83	0.73	0.78	5			20			0.87	0.76	11
Effective income tax rate	22.03	21.38	21.37	20.26	21.04	65			99			21.34	20.06	128
Effective income tax rate, Underlying[2]	22.03	21.38	21.37	20.26	21.17	65			86			21.34	20.80	54
Efficiency ratio	62.24	63.03	64.76	67.91	66.27	(79)			(403)			64.40	67.03	(263)
Efficiency ratio, Underlying[2]	62.24	63.03	64.76	67.91	65.36	(79)			(312)			64.40	65.15	(75)
Noninterest income as a % of total revenue	28.75	29.75	29.41	28.14	28.90	(100)			(15)			29.03	27.86	117
Noninterest income as a % of total revenue, Underlying[2]	28.75	29.75	29.41	28.14	28.54	(100)			21			29.03	27.73	130
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio	10.6%	10.7%	10.6%	10.6%	10.8%
Tier 1 capital ratio	11.9	11.9	11.9	11.9	12.1
Total capital ratio	13.8	13.9	13.8	13.9	14.0
Tier 1 leverage ratio	9.4	9.4	9.4	9.4	9.4
Common equity ratio	10.7	10.6	10.6	10.3	10.2
Tangible common equity ratio[2]	7.5	7.4	7.2	7.0	6.8
SELECTED BALANCE SHEET DATA
Loan-to-deposit ratio (period-end balances)	77.84%	78.26%	79.56%	77.51%	79.65%	(42)	bps		(181)	bps		77.84%	79.65%	(181)	bps
Loan-to-deposit ratio (average balances)	78.82	79.57	79.72	80.89	80.88	(75)	bps		(206)	bps		79.73	81.77	(204)	bps
Full-time equivalent colleagues (period-end)	17,398	17,496	17,677	17,315	17,287	(98)		(1)	111		1	17,398	17,287	111		1
1Net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21% to adjust for the tax-exempt status of income from certain assets held by the Company.
2These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q25 Change						2025 Change
	4Q25	3Q25	2Q25	1Q25	4Q24	3Q25		4Q24		2025	2024	2024
						$	%	$	%			$	%
INTEREST INCOME
Interest and fees on loans and leases	$1,901	$1,897	$1,851	$1,829	$1,910	$4	—%	($9)	—%	$7,478	$7,948	($470)	(6%)
Interest and fees on loans held for sale	22	31	36	16	21	(9)	(29)	1	5	105	77	28	36
Investment securities	434	433	428	418	419	1	—	15	4	1,713	1,658	55	3
Interest-bearing deposits in banks	89	97	92	89	112	(8)	(8)	(23)	(21)	367	503	(136)	(27)
Total interest income	2,446	2,458	2,407	2,352	2,462	(12)	—	(16)	(1)	9,663	10,186	(523)	(5)
INTEREST EXPENSE
Deposits	781	816	802	795	883	(35)	(4)	(102)	(12)	3,194	3,825	(631)	(16)
Short-term borrowed funds	—	5	9	8	1	(5)	(100)	(1)	(100)	22	15	7	47
Long-term borrowed funds	128	149	159	158	166	(21)	(14)	(38)	(23)	594	713	(119)	(17)
Total interest expense	909	970	970	961	1,050	(61)	(6)	(141)	(13)	3,810	4,553	(743)	(16)
Net interest income	1,537	1,488	1,437	1,391	1,412	49	3	125	9	5,853	5,633	220	4
NONINTEREST INCOME
Service charges and fees	112	112	111	109	109	—	—	3	3	444	420	24	6
Capital markets fees	140	166	105	100	121	(26)	(16)	19	16	511	467	44	9
Wealth fees	98	93	88	81	75	5	5	23	31	360	294	66	22
Card fees	86	87	90	83	97	(1)	(1)	(11)	(11)	346	368	(22)	(6)
Mortgage banking fees	52	49	73	59	60	3	6	(8)	(13)	233	209	24	11
Foreign exchange and derivative products	34	42	41	39	35	(8)	(19)	(1)	(3)	156	146	10	7
Letter of credit and loan fees	49	48	45	44	45	1	2	4	9	186	175	11	6
Securities gains, net	7	2	5	7	4	5	250	3	75	22	18	4	22
Other income	42	31	42	22	28	11	35	14	50	136	79	57	72
Total noninterest income	620	630	600	544	574	(10)	(2)	46	8	2,394	2,176	218	10
TOTAL REVENUE	2,157	2,118	2,037	1,935	1,986	39	2	171	9	8,247	7,809	438	6
Provision (benefit) for credit losses	137	154	164	153	162	(17)	(11)	(25)	(15)	608	687	(79)	(11)
NONINTEREST EXPENSE
Salaries and employee benefits	716	705	681	696	674	11	2	42	6	2,798	2,657	141	5
Equipment and software	199	197	193	194	193	2	1	6	3	783	769	14	2
Outside services	148	161	169	155	170	(13)	(8)	(22)	(13)	633	639	(6)	(1)
Occupancy	109	106	108	112	112	3	3	(3)	(3)	435	447	(12)	(3)
Other operating expense	171	166	168	157	167	5	3	4	2	662	722	(60)	(8)
Total noninterest expense	1,343	1,335	1,319	1,314	1,316	8	1	27	2	5,311	5,234	77	1
Income before income tax expense	677	629	554	468	508	48	8	169	33	2,328	1,888	440	23
Income tax expense	149	135	118	95	107	14	10	42	39	497	379	118	31
Net income	$528	$494	$436	$373	$401	$34	7%	$127	32%	$1,831	$1,509	$322	21%
Net income, Underlying[1]	$528	$494	$436	$373	$412	$34	7%	$116	28%	$1,831	$1,607	$224	14%
Net income available to common stockholders	$489	$457	$402	$340	$367	$32	7%	$122	33%	$1,688	$1,372	$316	23%
Net income available to common stockholders, Underlying[1]	$489	$457	$402	$340	$378	$32	7%	$111	29%	$1,688	$1,470	$218	15%

1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED BALANCE SHEETS (unaudited)
(dollars in millions, except par value)

PERIOD-END BALANCES	AS OF					DECEMBER 31, 2025 CHANGE
	Dec 31, 2025	Sept 30, 2025	June 30, 2025	Mar 31, 2025	Dec 31, 2024	September 30, 2025		December 31, 2024
						$	%	$	%
ASSETS
Cash and due from banks	$1,464	$1,254	$1,107	$1,082	$1,409	$210	17%	$55	4%
Interest-bearing cash and due from banks	11,263	10,396	7,441	10,459	9,192	867	8	2,071	23
Interest-bearing deposits in banks	961	694	680	685	635	267	38	326	51
Debt securities available for sale, at fair value	35,697	35,419	34,658	34,208	32,765	278	1	2,932	9
Debt securities held to maturity	7,933	8,124	8,293	8,469	8,599	(191)	(2)	(666)	(8)
Loans held for sale	1,198	1,334	2,093	2,820	858	(136)	(10)	340	40
Loans and leases	142,692	140,870	139,304	137,635	139,203	1,822	1	3,489	3
Less: Allowance for loan and lease losses	(1,943)	(1,972)	(2,008)	(2,014)	(2,061)	29	(1)	118	(6)
Net loans and leases	140,749	138,898	137,296	135,621	137,142	1,851	1	3,607	3
Premises and equipment	915	857	855	855	875	58	7	40	5
Bank-owned life insurance	3,441	3,422	3,408	3,386	3,364	19	1	77	2
Goodwill	8,187	8,187	8,187	8,187	8,187	—	—	—	—
Other intangible assets	115	123	129	137	146	(8)	(7)	(31)	(21)
Other assets[1]	14,428	14,039	14,163	14,239	14,349	389	3	79	1
TOTAL ASSETS	$226,351	$222,747	$218,310	$220,148	$217,521	$3,604	2%	$8,830	4%
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$40,417	$39,472	$38,001	$37,556	$36,920	$945	2%	$3,497	9%
Interest-bearing	142,896	140,539	137,085	140,020	137,856	2,357	2	5,040	4
Total deposits	183,313	180,011	175,086	177,576	174,776	3,302	2	8,537	5
Short-term borrowed funds	58	214	249	47	—	(156)	(73)	58	100
Long-term borrowed funds:
FHLB advances	2,014	14	1,542	42	53	2,000	NM	1,961	NM
Senior debt	6,328	6,825	6,821	7,568	7,168	(497)	(7)	(840)	(12)
Subordinated debt and other debt	2,882	3,602	4,163	4,657	5,180	(720)	(20)	(2,298)	(44)
Total long-term borrowed funds	11,224	10,441	12,526	12,267	12,401	783	7	(1,177)	(9)
Other liabilities[1]	5,439	6,252	5,215	5,392	6,090	(813)	(13)	(651)	(11)
TOTAL LIABILITIES	200,034	196,918	193,076	195,282	193,267	3,116	2	6,767	4
STOCKHOLDERS' EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	2,111	2,111	2,113	2,113	2,113	—	—	(2)	—
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	7	7	7	7	7	—	—	—	—
Additional paid-in capital	22,476	22,448	22,420	22,370	22,364	28	—	112	1
Retained earnings	11,345	11,056	10,783	10,566	10,412	289	3	933	9
Treasury stock, at cost	(7,652)	(7,526)	(7,450)	(7,249)	(7,047)	(126)	(2)	(605)	(9)
Accumulated other comprehensive income (loss)	(1,970)	(2,267)	(2,639)	(2,941)	(3,595)	297	13	1,625	45
TOTAL STOCKHOLDERS' EQUITY	26,317	25,829	25,234	24,866	24,254	488	2	2,063	9
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$226,351	$222,747	$218,310	$220,148	$217,521	$3,604	2%	$8,830	4%
Memo: Total tangible common equity[2]	$16,341	$15,848	$15,246	$14,867	$14,246	$493	3%	$2,095	15%
1 Effective for the fourth quarter of 2025, the Company modified the presentation of its Consolidated Balance Sheets to include Derivative assets and Derivative liabilities in Other assets and Other liabilities, respectively. Prior period results have been revised to conform to the new presentation.
2 Represents a non-GAAP financial measure. For further information on this measure, refer to "Non-GAAP Financial Measures and Reconciliations."

LOANS AND DEPOSITS
(dollars in millions)

PERIOD-END BALANCES	AS OF					DECEMBER 31, 2025 CHANGE
	Dec 31, 2025	Sept 30, 2025	June 30, 2025	Mar 31, 2025	Dec 31, 2024	Sept 30, 2025		December 31, 2024
						$	%	$	%
LOANS AND LEASES
Commercial and industrial	$49,232	$46,953	$45,412	$43,781	$42,551	$2,279	5%	$6,681	16%
Commercial real estate	24,580	25,540	26,230	26,727	27,225	(960)	(4)	(2,645)	(10)
Total commercial	73,812	72,493	71,642	70,508	69,776	1,319	2	4,036	6
Residential mortgages	35,024	34,477	33,823	33,114	32,726	547	2	2,298	7
Home equity	19,069	18,415	17,711	16,853	16,495	654	4	2,574	16
Automobile	2,310	2,816	3,407	4,044	4,744	(506)	(18)	(2,434)	(51)
Education	8,416	8,556	8,550	8,779	10,812	(140)	(2)	(2,396)	(22)
Other retail	4,061	4,113	4,171	4,337	4,650	(52)	(1)	(589)	(13)
Total retail	68,880	68,377	67,662	67,127	69,427	503	1	(547)	(1)
Total loans and leases	$142,692	$140,870	$139,304	$137,635	$139,203	$1,822	1%	$3,489	3%
Loans held for sale	1,198	1,334	2,093	2,820	858	(136)	(10)	340	40
Loans and leases and loans held for sale	$143,890	$142,204	$141,397	$140,455	$140,061	$1,686	1%	$3,829	3%

DEPOSITS
Noninterest-bearing demand	$40,417	$39,472	$38,001	$37,556	$36,920	$945	2%	$3,497	9%
Checking with interest	37,428	35,219	34,918	34,456	33,246	2,209	6	4,182	13
Savings	24,353	24,759	25,400	25,765	25,976	(406)	(2)	(1,623)	(6)
Money market	60,062	59,709	55,638	55,996	55,321	353	1	4,741	9
Time	21,053	20,852	21,129	23,803	23,313	201	1	(2,260)	(10)
Total deposits	$183,313	$180,011	$175,086	$177,576	$174,776	$3,302	2%	$8,537	5%

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(dollars in millions)

	QUARTERLY TRENDS									4Q25 Change
	4Q25			3Q25			4Q24			3Q25			4Q24
	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$9,156	$89	3.80%	$9,015	$97	4.24%	$9,459	$112	4.65%	$141	($8)	(44) bps	($303)	($23)	(85) bps
Taxable investment securities	46,730	434	3.71	46,452	433	3.71	44,822	419	3.73	278	1	—	1,908	15	(2)
Non-taxable investment securities	1	—	2.60	1	—	2.60	1	—	2.60	—	—	—	—	—	—
Total investment securities	46,731	434	3.71	46,453	433	3.71	44,823	419	3.73	278	1	—	1,908	15	(2)
Commercial and industrial	48,108	605	4.92	46,351	581	4.91	43,674	538	4.82	1,757	24	1	4,434	67	10
Commercial real estate	25,043	358	5.59	25,799	380	5.76	27,681	419	5.93	(756)	(22)	(17)	(2,638)	(61)	(34)
Total commercial	73,151	963	5.15	72,150	961	5.21	71,355	957	5.25	1,001	2	(6)	1,796	6	(10)
Residential mortgages	34,752	350	4.03	34,134	339	3.98	32,520	310	3.81	618	11	5	2,232	40	22
Home equity	18,754	323	6.84	18,027	322	7.07	16,246	311	7.61	727	1	(23)	2,508	12	(77)
Automobile	2,557	30	4.60	3,096	35	4.44	5,129	56	4.29	(539)	(5)	16	(2,572)	(26)	31
Education	8,469	128	6.00	8,513	129	5.98	10,949	150	5.48	(44)	(1)	2	(2,480)	(22)	52
Other retail	4,074	107	10.34	4,091	111	10.92	4,748	126	10.60	(17)	(4)	(58)	(674)	(19)	(26)
Total retail	68,606	938	5.44	67,861	936	5.49	69,592	953	5.46	745	2	(5)	(986)	(15)	(2)
Total loans and leases	141,757	1,901	5.29	140,011	1,897	5.35	140,947	1,910	5.35	1,746	4	(6)	810	(9)	(6)
Loans held for sale	1,523	22	5.95	2,119	31	5.73	1,384	21	6.04	(596)	(9)	22	139	1	(9)
Total interest-earning assets	199,167	2,446	4.86	197,598	2,458	4.92	196,613	2,462	4.96	1,569	(12)	(6)	2,554	(16)	(10)
Noninterest-earning assets	22,075			21,519			20,935			556			1,140
TOTAL ASSETS	$221,242			$219,117			$217,548			$2,125			$3,694
INTEREST-BEARING LIABILITIES
Checking with interest	$36,257	$135	1.48%	$34,748	$134	1.54%	$32,720	$123	1.49%	$1,509	$1	(6)	$3,537	$12	(1)
Savings	24,477	77	1.26	25,001	86	1.36	26,237	107	1.63	(524)	(9)	(10)	(1,760)	(30)	(37)
Money market	58,904	377	2.54	57,783	411	2.82	54,548	385	2.81	1,121	(34)	(28)	4,356	(8)	(27)
Time	21,226	192	3.57	20,355	185	3.61	24,053	268	4.42	871	7	(4)	(2,827)	(76)	(85)
Total interest-bearing deposits	140,864	781	2.20	137,887	816	2.35	137,558	883	2.55	2,977	(35)	(15)	3,306	(102)	(35)
Short-term borrowed funds	221	—	1.34	589	5	2.91	41	1	7.88	(368)	(5)	(157)	180	(1)	(654)
FHLB advances	35	1	3.31	1,009	12	4.64	172	2	4.55	(974)	(11)	(133)	(137)	(1)	(124)
Senior debt	6,642	84	5.11	6,823	88	5.16	7,316	90	4.92	(181)	(4)	(5)	(674)	(6)	19
Subordinated debt and other debt	3,179	43	5.32	3,811	49	5.16	5,401	74	5.49	(632)	(6)	16	(2,222)	(31)	(17)
Total long-term borrowed funds	9,856	128	5.17	11,643	149	5.11	12,889	166	5.16	(1,787)	(21)	6	(3,033)	(38)	1
Total borrowed funds	10,077	128	5.09	12,232	154	5.01	12,930	167	5.17	(2,155)	(26)	8	(2,853)	(39)	(8)
Total interest-bearing liabilities	150,941	909	2.39	150,119	970	2.56	150,488	1,050	2.78	822	(61)	(17)	453	(141)	(39)
Noninterest-bearing demand deposits	38,993			38,070			36,704			923			2,289
Other noninterest-bearing liabilities	5,374			5,387			6,235			(13)			(861)
TOTAL LIABILITIES	195,308			193,576			193,427			1,732			1,881
STOCKHOLDERS' EQUITY	25,934			25,541			24,121			393			1,813
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$221,242			$219,117			$217,548			$2,125			$3,694
INTEREST RATE SPREAD			2.47%			2.36%			2.18%			11			29
NET INTEREST INCOME AND NET INTEREST MARGIN		$1,537	3.06%		$1,488	2.99%		$1,412	2.86%		$49	7		$125	20
NET INTEREST INCOME AND NET INTEREST MARGIN, FTE[1]		$1,541	3.07%		$1,492	3.00%		$1,416	2.87%		$49	7		$125	20
Memo: Total deposits (interest-bearing and noninterest-bearing demand)	$179,857	$781	1.72%	$175,957	$816	1.84%	$174,262	$883	2.02%	$3,900	($35)	(12) bps	$5,595	($102)	(30) bps

1Net interest income and net interest margin are presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21% to adjust for the tax-exempt status of income from certain assets held by the Company and are considered non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(dollars in millions)

	FULL YEAR						2025 Change
	2025			2024			2024
	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$8,624	$367	4.20%	$9,566	$503	5.17%	($942)	($136)	(97)	bps
Taxable investment securities	46,449	1,713	3.69	44,627	1,658	3.71	1,822	55	(2)
Non-taxable investment securities	1	—	2.60	1	—	2.60	—	—	—
Total investment securities	46,450	1,713	3.69	44,628	1,658	3.71	1,822	55	(2)
Commercial and industrial	45,763	2,250	4.85	44,174	2,333	5.20	1,589	(83)	(35)
Commercial real estate	26,079	1,509	5.71	28,430	1,795	6.21	(2,351)	(286)	(50)
Total commercial	71,842	3,759	5.16	72,604	4,128	5.60	(762)	(369)	(44)
Residential mortgages	33,800	1,334	3.95	31,916	1,184	3.71	1,884	150	24
Home equity	17,695	1,246	7.04	15,603	1,231	7.89	2,092	15	(85)
Automobile	3,432	153	4.44	6,404	274	4.27	(2,972)	(121)	17
Education	9,075	533	5.87	11,340	613	5.41	(2,265)	(80)	46
Other retail	4,233	453	10.71	4,837	518	10.72	(604)	(65)	(1)
Total retail	68,235	3,719	5.45	70,100	3,820	5.45	(1,865)	(101)	—
Total loans and leases	140,077	7,478	5.30	142,704	7,948	5.52	(2,627)	(470)	(22)
Loans held for sale	1,897	105	5.55	1,174	77	6.51	723	28	(96)
Total interest-earning assets	197,048	9,663	4.88	198,072	10,186	5.10	(1,024)	(523)	(22)
Noninterest-earning assets	21,549			20,952			597
TOTAL ASSETS	$218,597			$219,024			($427)
INTEREST-BEARING LIABILITIES
Checking with interest	$34,397	$502	1.46%	$32,943	$491	1.49%	$1,454	$11	(3)
Savings	25,189	337	1.34	27,100	476	1.76	(1,911)	(139)	(42)
Money market	56,475	1,521	2.69	53,053	1,705	3.21	3,422	(184)	(52)
Time	21,875	834	3.81	24,967	1,153	4.62	(3,092)	(319)	(81)
Total interest-bearing deposits	137,936	3,194	2.32	138,063	3,825	2.77	(127)	(631)	(45)
Short-term borrowed funds	601	22	3.62	252	15	5.73	349	7	(211)
FHLB advances	675	32	4.61	1,319	74	5.52	(644)	(42)	(91)
Senior debt	6,908	348	5.05	6,896	333	4.84	12	15	21
Subordinated debt and other debt	4,073	214	5.24	5,616	306	5.45	(1,543)	(92)	(21)
Total long-term borrowed funds	11,656	594	5.09	13,831	713	5.15	(2,175)	(119)	(6)
Total borrowed funds	12,257	616	5.02	14,083	728	5.16	(1,826)	(112)	(14)
Total interest-bearing liabilities	150,193	3,810	2.54	152,146	4,553	2.99	(1,953)	(743)	(45)
Noninterest-bearing demand deposits	37,746			36,457			1,289
Other noninterest-bearing liabilities	5,557			6,466			(909)
TOTAL LIABILITIES	193,496			195,069			(1,573)
STOCKHOLDERS' EQUITY	25,101			23,955			1,146
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$218,597			$219,024			($427)
INTEREST RATE SPREAD			2.34%			2.11%			23
NET INTEREST INCOME AND NET INTEREST MARGIN		$5,853	2.97%		$5,633	2.84%		$220	13
NET INTEREST INCOME AND NET INTEREST MARGIN, FTE[1]		$5,869	2.98%		$5,650	2.85%		$219	13
Memo: Total deposits (interest-bearing and noninterest-bearing demand)	$175,682	$3,194	1.82%	$174,520	$3,825	2.19%	$1,162	($631)	(37)	bps
1 Net interest income and net interest margin are presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21% to adjust for the tax-exempt status of income from certain assets held by the Company and are considered non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

MORTGAGE BANKING FEES SUMMARY
(dollars in millions)

QUARTERLY TRENDS	FULL YEAR
4Q25 Change	2025 Change
4Q25	3Q25	2Q25	1Q25	4Q24	3Q25	4Q24	2025	2024	2024
$/bps	%	$/bps	%	$/bps	%
MORTGAGE BANKING FEES
Production revenue	$19	$18	$19	$15	$14	$1	6%	$5	36%	$71	$58	$13	22%
Mortgage servicing revenue	21	29	28	32	33	(8)	(28)	(12)	(36)	110	134	(24)	(18)
MSR valuation changes, net of hedge impact	12	2	26	12	13	10	NM	(1)	(8)	52	17	35	206
Total mortgage banking fees	$52	$49	$73	$59	$60	$3	6%	($8)	(13%)	$233	$209	$24	11%

Pull-through adjusted locks	$2,486	$2,150	$2,458	$2,112	$1,543	$336	16%	$943	61%	$9,206	$6,873	$2,333	34%

Production revenue as a percentage of Pull-through adjusted locks	0.78%	0.81%	0.78%	0.71%	0.90%	(3)	bps	(12)	bps	0.77%	0.85%	(7)	bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$2,175	$2,019	$2,189	$1,444	$1,680	$156	8%	$495	29%	$7,827	$6,058	$1,769	29%
Third Party	2,179	1,837	1,916	1,474	1,341	342	19	838	62	7,406	5,060	2,346	46
Total	$4,354	$3,856	$4,105	$2,918	$3,021	$498	13%	$1,333	44%	$15,233	$11,118	$4,115	37%

Originated for sale	$2,748	$2,379	$2,486	$1,916	$1,948	$369	16%	$800	41%	$9,529	$7,264	$2,265	31%
Originated for investment	1,606	1,477	1,619	1,002	1,073	129	9	533	50	5,704	3,854	1,850	48
Total	$4,354	$3,856	$4,105	$2,918	$3,021	$498	13%	$1,333	44%	$15,233	$11,118	$4,115	37%

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$94,877	$95,244	$95,422	$95,203	$95,600	($367)	—%	($723)	(1%)	$94,877	$95,600	($723)	(1%)
Owned loans serviced	35,599	34,760	34,284	33,737	33,064	839	2	2,535	8	35,599	33,064	2,535	8
Total	$130,476	$130,004	$129,706	$128,940	$128,664	$472	—%	$1,812	1%	$130,476	$128,664	$1,812	1%

MSR at fair value	$1,455	$1,430	$1,426	$1,397	$1,491	$25	2%	($36)	(2%)	$1,455	$1,491	($36)	(2%)

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(dollars in millions)

	QUARTERLY TRENDS											FULL YEAR
CONSUMER BANKING[1]						4Q25 Change								2025 Change
	4Q25	3Q25	2Q25	1Q25	4Q24	3Q25			4Q24			2025	2024	2024
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$1,299	$1,262	$1,218	$1,193	$1,195	$37		3%	$104		9%	$4,972	$4,564	$408		9%
Noninterest income	315	311	329	297	311	4		1	4		1	1,252	1,131	121		11
Total revenue	1,614	1,573	1,547	1,490	1,506	41		3	108		7	6,224	5,695	529		9
Noninterest expense	984	979	963	954	943	5		1	41		4	3,880	3,677	203		6
Profit (loss) before credit losses	630	594	584	536	563	36		6	67		12	2,344	2,018	326		16
Net charge-offs	80	81	81	86	82	(1)		(1)	(2)		(2)	328	331	(3)		(1)
Income (loss) before income tax expense (benefit)	550	513	503	450	481	37		7	69		14	2,016	1,687	329		20
Income tax expense (benefit)	139	130	127	114	123	9		7	16		13	510	434	76		18
Net income (loss)	$411	$383	$376	$336	$358	$28		7%	$53		15%	$1,506	$1,253	$253		20%
AVERAGE BALANCES
Total assets	$82,552	$80,729	$78,822	$77,534	$76,637	$1,823		2%	$5,915		8%	$79,925	$75,064	$4,861		6%
Total loans and leases[2]	75,980	74,274	72,402	71,054	70,274	1,706		2	5,706		8	73,443	68,681	4,762		7
Deposits	131,488	128,547	127,271	125,728	124,552	2,941		2	6,936		6	128,275	121,745	6,530		5
Interest-earning assets	76,583	74,870	72,988	71,635	70,857	1,713		2	5,726		8	74,035	69,272	4,763		7
KEY METRICS
Net interest margin	6.73%	6.69%	6.69%	6.76%	6.72%	4	bps		1	bps		6.72%	6.59%	13	bps
Efficiency ratio	60.98	62.22	62.24	64.06	62.59	(124)	bps		(161)	bps		62.35	64.55	(220)	bps
Loan-to-deposit ratio (period-end balances)	57.28	57.40	57.24	54.97	55.85	(12)	bps		143	bps		57.28	55.85	143	bps
Loan-to-deposit ratio (average balances)	57.19	57.16	56.26	56.04	55.88	3	bps		131	bps		56.67	55.92	75	bps
1 During the fourth quarter of 2025, the Company’s Non-Core operating segment no longer met the criteria to be considered a reportable segment and, therefore, it is now reported as part of the Company’s Other non-segment operations. In addition, certain activities within Other non-segment operations were transferred to the Consumer and Commercial Banking segments due to organizational changes. Prior period results were recast to conform to the new segment presentation.
2 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(dollars in millions)

	QUARTERLY TRENDS											FULL YEAR
COMMERCIAL BANKING[1]						4Q25 Change								2025 Change
	4Q25	3Q25	2Q25	1Q25	4Q24	3Q25			4Q24			2025	2024	2024
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$450	$448	$439	$441	$464	$2		—%	($14)		(3%)	$1,778	$1,950	($172)		(9%)
Noninterest income	262	286	232	215	232	(24)		(8)	30		13	995	908	87		10
Total revenue	712	734	671	656	696	(22)		(3)	16		2	2,773	2,858	(85)		(3)
Noninterest expense	357	333	317	327	313	24		7	44		14	1,334	1,241	93		7
Profit (loss) before credit losses	355	401	354	329	383	(46)		(11)	(28)		(7)	1,439	1,617	(178)		(11)
Net charge-offs	70	78	84	77	91	(8)		(10)	(21)		(23)	309	353	(44)		(12)
Income (loss) before income tax expense (benefit)	285	323	270	252	292	(38)		(12)	(7)		(2)	1,130	1,264	(134)		(11)
Income tax expense (benefit)	70	75	64	56	68	(5)		(7)	2		3	265	291	(26)		(9)
Net income (loss)	$215	$248	$206	$196	$224	($33)		(13%)	($9)		(4%)	$865	$973	($108)		(11%)
AVERAGE BALANCES
Total assets	$66,750	$66,134	$66,284	$65,366	$66,787	$616		1%	($37)		—%	$66,137	$68,478	($2,341)		(3%)
Total loans and leases[2]	63,356	62,905	63,057	62,437	63,789	451		1	(433)		(1)	62,941	65,481	(2,540)		(4)
Deposits	45,443	44,482	42,481	42,178	43,597	961		2	1,846		4	43,657	44,472	(815)		(2)
Interest-earning assets	64,248	63,719	63,710	63,018	64,419	529		1	(171)		—	63,677	65,982	(2,305)		(3)
KEY METRICS
Net interest margin	2.78%	2.78%	2.78%	2.83%	2.86%	—	bps		(8)	bps		2.79%	2.96%	(17)	bps
Efficiency ratio	50.09	45.15	47.47	49.77	44.78	494	bps		531	bps		48.07	43.40	467	bps
Loan-to-deposit ratio (period-end balances)	132.96	132.70	139.59	142.21	139.43	26	bps		(647)	bps		132.96	139.43	(647)	bps
Loan-to-deposit ratio (average balances)	138.26	140.06	146.90	146.86	144.70	(180)	bps		(644)	bps		142.87	145.95	(308)	bps
1 During the fourth quarter of 2025, the Company’s Non-Core operating segment no longer met the criteria to be considered a reportable segment and, therefore, it is now reported as part of the Company’s Other non-segment operations. In addition, certain activities within Other non-segment operations were transferred to the Consumer and Commercial Banking segments due to organizational changes. Prior period results were recast to conform to the new segment presentation.
2 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
OTHER[1,2]						4Q25 Change						2025 Change
	4Q25	3Q25	2Q25	1Q25	4Q24	3Q25		4Q24		2025	2024	2024
						$	%	$	%			$	%
Net interest income	($212)	($222)	($220)	($243)	($247)	$10	5%	$35	14%	($897)	($881)	($16)	(2%)
Noninterest income	43	33	39	32	31	10	30	12	39	147	137	10	7
Total revenue	(169)	(189)	(181)	(211)	(216)	20	11	47	22	(750)	(744)	(6)	(1)
Noninterest expense	2	23	39	33	60	(21)	(91)	(58)	(97)	97	316	(219)	(69)
Profit (loss) before provision (benefit) for credit losses	(171)	(212)	(220)	(244)	(276)	41	19	105	38	(847)	(1,060)	213	20
Provision (benefit) for credit losses	(13)	(5)	(1)	(10)	(11)	(8)	(160)	(2)	(18)	(29)	3	(32)	NM
Income (loss) before income tax expense (benefit)	(158)	(207)	(219)	(234)	(265)	49	24	107	40	(818)	(1,063)	245	23
Income tax expense (benefit)	(60)	(70)	(73)	(75)	(84)	10	14	24	29	(278)	(346)	68	20
Net income (loss)	($98)	($137)	($146)	($159)	($181)	$39	28%	$83	46%	($540)	($717)	$177	25%
AVERAGE BALANCES
Total assets	$71,940	$72,254	$72,555	$73,409	$74,124	($314)	—%	($2,184)	(3%)	$72,535	$75,482	($2,947)	(4%)
Total loans and leases[3]	3,944	4,950	6,104	7,406	8,268	(1,006)	(20)	(4,324)	(52)	5,590	9,715	(4,125)	(42)
Deposits	2,926	2,928	4,376	4,799	6,113	(2)	—	(3,187)	(52)	3,750	8,303	(4,553)	(55)
Interest-earning assets	58,336	59,009	59,620	60,406	61,338	(673)	(1)	(3,002)	(5)	59,336	62,817	(3,481)	(6)
1 During the fourth quarter of 2025, the Company’s Non-Core operating segment no longer met the criteria to be considered a reportable segment and, therefore, it is now reported as part of the Company’s Other non-segment operations. In addition, certain activities within Other non-segment operations were transferred to the Consumer and Commercial Banking segments due to organizational changes. Prior period results were recast to conform to the new segment presentation.
2 Consists primarily of treasury and community development, and includes assets, liabilities, capital, revenues, provision (benefit) for credit losses, expenses, and income tax expense (benefit) not attributed to our Consumer Banking or Commercial Banking segments.
3 Includes loans held for sale.

CREDIT-RELATED INFORMATION
(dollars in millions)

	AS OF					DECEMBER 31, 2025 CHANGE
	Dec 31, 2025	Sept 30, 2025	June 30, 2025	Mar 31, 2025	Dec 31, 2024	Sept 30, 2025			December 31, 2024
						$/bps/%		%	$/bps/%		%
NONACCRUAL LOANS AND LEASES
Commercial and industrial	$277	$230	$233	$283	$241	$47		20%	$36		15%
Commercial real estate	618	703	706	700	776	(85)		(12)	(158)		(20)
Total commercial	895	933	939	983	1,017	(38)		(4)	(122)		(12)
Residential mortgages[1]	196	188	198	198	192	8		4	4		2
Home equity	319	297	282	282	283	22		7	36		13
Automobile	28	31	34	39	48	(3)		(10)	(20)		(42)
Education	20	20	19	20	56	—		—	(36)		(64)
Other retail	46	49	52	60	68	(3)		(6)	(22)		(32)
Total retail	609	585	585	599	647	24		4	(38)		(6)
Total nonaccrual loans and leases	1,504	1,518	1,524	1,582	1,664	(14)		(1)	(160)		(10)
ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.36%	1.40%	1.44%	1.46%	1.48%	(4)	bps		(12)	bps
Allowance for credit losses to loans and leases	1.53	1.56	1.59	1.61	1.62	(3)	bps		(9)	bps
Allowance for loan and lease losses to nonaccrual loans and leases	129	130	132	127	124	(1%)			5%
Allowance for credit losses to nonaccrual loans and leases	145	145	145	140	136	—%			9%
Nonaccrual loans and leases to loans and leases	1.05	1.08	1.09	1.15	1.20	(3)	bps		(15)	bps
1 Loans fully or partially guaranteed by the FHA, VA and USDA are classified as accruing.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	AS OF					DECEMBER 31, 2025 CHANGE
	Dec 31, 2025	Sept 30, 2025	June 30, 2025	Mar 31, 2025	Dec 31, 2024	Sept 30, 2025		December 31, 2024
						$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Commercial and industrial	$5	$39	$3	$9	$8	($34)	(87%)	($3)	(38%)
Commercial real estate	20	7	60	4	6	13	186	14	233
Total commercial	25	46	63	13	14	(21)	(46)	11	79
Residential mortgages[1]	141	114	128	138	179	27	24	(38)	(21)
Home equity	1	—	—	—	—	1	100	1	100
Automobile	—	—	—	—	—	—	—	—	—
Education	2	2	2	3	2	—	—	—	—
Other retail	—	—	1	1	1	—	—	(1)	(100)
Total retail	144	116	131	142	182	28	24	(38)	(21)
Total loans and leases	$169	$162	$194	$155	$196	$7	4%	($27)	(14%)

1 90+ days past due and accruing includes $141 million, $114 million, $128 million, $137 million, and $172 million of loans fully or partially guaranteed by the FHA, VA, and USDA for December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024, respectively.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q25 Change						2025 Change
	4Q25	3Q25	2Q25	1Q25	4Q24	3Q25		4Q24		2025	2024	2024
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial and industrial	$40	$33	$39	$34	$22	$7	21%	$18	82%	$146	$107	$39	36%
Commercial real estate	42	58	54	51	89	(16)	(28)	(47)	(53)	205	312	(107)	(34)
Total commercial	82	91	93	85	111	(9)	(10)	(29)	(26)	351	419	(68)	(16)
Residential mortgages	5	1	—	1	—	4	NM	5	100	7	4	3	75
Home equity	5	3	4	5	6	2	67	(1)	(17)	17	18	(1)	(6)
Automobile	12	13	14	20	22	(1)	(8)	(10)	(45)	59	94	(35)	(37)
Education	26	25	26	56	33	1	4	(7)	(21)	133	126	7	6
Other retail	57	62	64	67	66	(5)	(8)	(9)	(14)	250	262	(12)	(5)
Total retail	105	104	108	149	127	1	1	(22)	(17)	466	504	(38)	(8)
Total gross charge-offs	$187	$195	$201	$234	$238	($8)	(4%)	($51)	(21%)	$817	$923	($106)	(11%)
GROSS RECOVERIES
Commercial and industrial	$6	$3	$—	$4	$7	$3	100%	($1)	(14%)	$13	$31	($18)	(58%)
Commercial real estate	1	3	1	—	7	(2)	(67)	(6)	(86)	5	12	(7)	(58)
Total commercial	7	6	1	4	14	1	17	(7)	(50)	18	43	(25)	(58)
Residential mortgages	—	1	—	1	1	(1)	(100)	(1)	(100)	2	4	(2)	(50)
Home equity	5	6	6	5	7	(1)	(17)	(2)	(29)	22	25	(3)	(12)
Automobile	9	9	11	12	12	—	—	(3)	(25)	41	53	(12)	(23)
Education	6	5	8	5	5	1	20	1	20	24	21	3	14
Other retail	5	6	8	7	10	(1)	(17)	(5)	(50)	26	31	(5)	(16)
Total retail	25	27	33	30	35	(2)	(7)	(10)	(29)	115	134	(19)	(14)
Total gross recoveries	$32	$33	$34	$34	$49	($1)	(3%)	($17)	(35%)	$133	$177	($44)	(25%)
NET CHARGE-OFFS (RECOVERIES)
Commercial and industrial	$34	$30	$39	$30	$15	$4	13%	$19	127%	$133	$76	$57	75%
Commercial real estate	41	55	53	51	82	(14)	(25)	(41)	(50)	200	300	(100)	(33)
Total commercial	75	85	92	81	97	(10)	(12)	(22)	(23)	333	376	(43)	(11)
Residential mortgages	5	—	—	—	(1)	5	100	6	NM	5	—	5	100
Home equity	—	(3)	(2)	—	(1)	3	100	1	100	(5)	(7)	2	29
Automobile	3	4	3	8	10	(1)	(25)	(7)	(70)	18	41	(23)	(56)
Education	20	20	18	51	28	—	—	(8)	(29)	109	105	4	4
Other retail	52	56	56	60	56	(4)	(7)	(4)	(7)	224	231	(7)	(3)
Total retail	80	77	75	119	92	3	4	(12)	(13)	351	370	(19)	(5)
Total net charge-offs	$155	$162	$167	$200	$189	($7)	(4%)	($34)	(18%)	$684	$746	($62)	(8%)

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS											FULL YEAR
						4Q25 Change								2025 Change
	4Q25	3Q25	2Q25	1Q25	4Q24	3Q25			4Q24			2025	2024	2024
						$/bps		%	$/bps		%			$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial and industrial	0.28%	0.26%	0.35%	0.28%	0.14%	2	bps		14	bps		0.29%	0.17%	12	bps
Commercial real estate	0.64	0.85	0.80	0.77	1.17	(21)			(53)			0.77	1.05	(28)
Total commercial	0.40	0.47	0.51	0.47	0.54	(7)			(14)			0.46	0.52	(6)
Residential mortgages	0.05	—	—	0.01	—	5			5			0.01	—	1
Home equity	—	(0.06)	(0.05)	(0.01)	(0.01)	6			1			(0.03)	(0.04)	1
Automobile	0.60	0.43	0.36	0.73	0.83	17			(23)			0.54	0.65	(11)
Education	0.94	0.92	0.86	1.92	1.01	2			(7)			1.20	0.93	27
Other retail	5.02	5.45	5.23	5.46	4.54	(43)			48			5.29	4.75	54
Total retail	0.46	0.45	0.45	0.70	0.53	1			(7)			0.51	0.53	(2)
Total loans and leases	0.43%	0.46%	0.48%	0.58%	0.53%	(3)	bps		(10)	bps		0.49%	0.52%	(3)	bps
Memo: Average loans
Commercial and industrial	$48,108	$46,351	$44,936	$43,599	$43,674	$1,757		4%	$4,434		10%	$45,763	$44,174	$1,589		4%
Commercial real estate	25,043	25,799	26,487	27,013	27,681	(756)		(3)	(2,638)		(10)	26,079	28,430	(2,351)		(8)
Total commercial	73,151	72,150	71,423	70,612	71,355	1,001		1	1,796		3	71,842	72,604	(762)		(1)
Residential mortgages	34,752	34,134	33,420	32,872	32,520	618		2	2,232		7	33,800	31,916	1,884		6
Home equity	18,754	18,027	17,324	16,647	16,246	727		4	2,508		15	17,695	15,603	2,092		13
Automobile	2,557	3,096	3,705	4,394	5,129	(539)		(17)	(2,572)		(50)	3,432	6,404	(2,972)		(46)
Education	8,469	8,513	8,660	10,690	10,949	(44)		(1)	(2,480)		(23)	9,075	11,340	(2,265)		(20)
Other retail	4,074	4,091	4,277	4,495	4,748	(17)		—	(674)		(14)	4,233	4,837	(604)		(12)
Total retail	68,606	67,861	67,386	69,098	69,592	745		1	(986)		(1)	68,235	70,100	(1,865)		(3)
Total loans and leases	$141,757	$140,011	$138,809	$139,710	$140,947	$1,746		1%	$810		1%	$140,077	$142,704	($2,627)		(2%)

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q25 Change						2025 Change
	4Q25	3Q25	2Q25	1Q25	4Q24	3Q25		4Q24		2025	2024	2024
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$1,972	$2,008	$2,014	$2,061	$2,079	($36)	(2%)	($107)	(5%)	$2,061	$2,098	($37)	(2%)
Charge-offs:
Commercial	82	91	93	85	111	(9)	(10)	(29)	(26)	351	419	(68)	(16)
Retail	105	104	108	149	127	1	1	(22)	(17)	466	504	(38)	(8)
Total charge-offs	187	195	201	234	238	(8)	(4)	(51)	(21)	817	923	(106)	(11)
Recoveries:
Commercial	7	6	1	4	14	1	17	(7)	(50)	18	43	(25)	(58)
Retail	25	27	33	30	35	(2)	(7)	(10)	(29)	115	134	(19)	(14)
Total recoveries	32	33	34	34	49	(1)	(3)	(17)	(35)	133	177	(44)	(25)
Net charge-offs	155	162	167	200	189	(7)	(4)	(34)	(18)	684	746	(62)	(8)
Provision (benefit) for loan and lease losses:
Commercial	50	62	50	89	50	(12)	(19)	—	—	251	266	(15)	(6)
Retail	76	64	111	64	121	12	19	(45)	(37)	315	443	(128)	(29)
Total provision (benefit) for loan and lease losses	126	126	161	153	171	—	—	(45)	(26)	566	709	(143)	(20)
Allowance for loan and lease losses - ending	$1,943	$1,972	$2,008	$2,014	$2,061	($29)	(1%)	($118)	(6%)	$1,943	$2,061	($118)	(6%)

Allowance for unfunded lending commitments - beginning	$229	$201	$198	$198	$207	$28	14%	$22	11%	$198	$220	($22)	(10%)
Provision (benefit) for unfunded lending commitments	11	28	3	—	(9)	(17)	(61%)	20	NM	42	(22)	64	NM
Allowance for unfunded lending commitments - ending	$240	$229	$201	$198	$198	$11	5%	$42	21%	$240	$198	$42	21%
Total allowance for credit losses - ending	$2,183	$2,201	$2,209	$2,212	$2,259	($18)	(1%)	($76)	(3%)	$2,183	$2,259	($76)	(3%)

Memo: Total allowance for credit losses by product
Commercial	$1,252	$1,265	$1,269	$1,312	$1,295	($13)	(1%)	($43)	(3%)	$1,252	$1,295	($43)	(3%)
Retail	931	936	940	900	964	(5)	(1)	(33)	(3)	931	964	(33)	(3)
Total allowance for credit losses	$2,183	$2,201	$2,209	$2,212	$2,259	($18)	(1%)	($76)	(3%)	$2,183	$2,259	($76)	(3%)

CAPITAL AND RATIOS
(dollars in millions)

	AS OF									FULL YEAR
						DECEMBER 31, 2025 CHANGE						2025 Change
	Dec 31, 2025	Sept 30, 2025	June 30, 2025	Mar 31, 2025	Dec 31, 2024	Sept 30, 2025		December 31, 2024		2025	2024	2024
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$18,240	$18,046	$17,812	$17,751	$17,900	$194	1%	$340	2%
Tier 1 capital	20,351	20,157	19,925	19,864	20,013	194	1	338	2
Total capital	23,654	23,455	23,221	23,156	23,232	199	1	422	2
Risk-weighted assets	171,493	168,932	168,017	166,908	165,699	2,561	2	5,794	3
Adjusted average assets[1]	215,390	213,536	212,450	211,119	212,555	1,854	1	2,835	1
CET1 capital ratio	10.6%	10.7%	10.6%	10.6%	10.8%
Tier 1 capital ratio	11.9	11.9	11.9	11.9	12.1
Total capital ratio	13.8	13.9	13.8	13.9	14.0
Tier 1 leverage ratio	9.4	9.4	9.4	9.4	9.4
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders' equity	$24,206	$23,718	$23,121	$22,753	$22,141	$488	2%	$2,065	9%	$24,206	$22,141	$2,065	9%
Less: Goodwill	8,187	8,187	8,187	8,187	8,187	—	—	—	—	8,187	8,187	—	—
Less: Other intangible assets	115	123	128	137	146	(8)	(7)	(31)	(21)	115	146	(31)	(21)
Add: Deferred tax liabilities[2]	437	440	440	438	438	(3)	(1)	(1)	—	437	438	(1)	—
Total tangible common equity[3]	$16,341	$15,848	$15,246	$14,867	$14,246	$493	3%	$2,095	15%	$16,341	$14,246	$2,095	15%
TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders' equity	$23,823	$23,288	$22,494	$22,188	$22,009	$535	2%	$1,814	8%	$22,954	$21,881	$1,073	5%
Less: Goodwill	8,187	8,187	8,187	8,187	8,187	—	—	—	—	8,187	8,187	—	—
Less: Other intangible assets	120	126	134	142	136	(6)	(5)	(16)	(12)	131	143	(12)	(8)
Add: Deferred tax liabilities[2]	440	440	438	438	436	—	—	4	1	439	433	6	1
Total tangible common equity[3]	$15,956	$15,415	$14,611	$14,297	$14,122	$541	4%	$1,834	13%	$15,075	$13,984	$1,091	8%
INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$8,187	$8,187	$8,187	$8,187	$8,187	$—	—%	$—	—%	$8,187	$8,187	$—	—%
Other intangible assets	115	123	128	137	146	(8)	(7)	(31)	(21)	115	146	(31)	(21)
Total intangible assets	$8,302	$8,310	$8,315	$8,324	$8,333	($8)	—%	($31)	—%	$8,302	$8,333	($31)	—%

1 Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred taxes, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
2 Deferred tax liabilities relate to tax-deductible goodwill and other intangible assets.
3 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
(dollars in millions, except per share data)

Non-GAAP Financial Measures
This document contains non-GAAP financial measures, with those denoted as Underlying for any given reporting period excluding certain items that may occur in that period which management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe those measures denoted as Underlying in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS									FULL YEAR
							4Q25 Change						2025 Change
		4Q25	3Q25	2Q25	1Q25	4Q24	3Q25		4Q24		2025	2024	2024
							$	%	$	%			$	%
Noninterest income, Underlying:
Noninterest income (GAAP)	A	$620	$630	$600	$544	$574	($10)	(2%)	$46	8%	$2,394	$2,176	$218	10%
Less: Notable items		—	—	—	—	10	—	—	(10)	(100)	—	15	(15)	(100)
Noninterest income, Underlying (non-GAAP)	B	$620	$630	$600	$544	$564	($10)	(2%)	$56	10%	$2,394	$2,161	$233	11%
Total revenue, Underlying:
Total revenue (GAAP)	C	$2,157	$2,118	$2,037	$1,935	$1,986	$39	2%	$171	9%	$8,247	$7,809	$438	6%
Less: Notable items		—	—	—	—	10	—	—	(10)	(100)	—	15	(15)	(100)
Total revenue, Underlying (non-GAAP)	D	$2,157	$2,118	$2,037	$1,935	$1,976	$39	2%	$181	9%	$8,247	$7,794	$453	6%
Noninterest expense, Underlying:
Noninterest expense (GAAP)	E	$1,343	$1,335	$1,319	$1,314	$1,316	$8	1%	$27	2%	$5,311	$5,234	$77	1%
Less: Notable items		—	—	—	—	24	—	—	(24)	(100)	—	156	(156)	(100)
Noninterest expense, Underlying (non-GAAP)	F	$1,343	$1,335	$1,319	$1,314	$1,292	$8	1%	$51	4%	$5,311	$5,078	$233	5%
Pre-provision profit:
Total revenue (GAAP)	C	$2,157	$2,118	$2,037	$1,935	$1,986	$39	2%	$171	9%	$8,247	$7,809	$438	6%
Less: Noninterest expense (GAAP)	E	1,343	1,335	1,319	1,314	1,316	8	1	27	2	5,311	5,234	77	1
Pre-provision profit (non-GAAP)		$814	$783	$718	$621	$670	$31	4%	$144	21%	$2,936	$2,575	$361	14%
Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	D	$2,157	$2,118	$2,037	$1,935	$1,976	$39	2%	$181	9%	$8,247	$7,794	$453	6%
Less: Noninterest expense, Underlying (non-GAAP)	F	1,343	1,335	1,319	1,314	1,292	8	1	51	4	5,311	5,078	233	5
Pre-provision profit, Underlying (non-GAAP)		$814	$783	$718	$621	$684	$31	4%	$130	19%	$2,936	$2,716	$220	8%
Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	G	$677	$629	$554	$468	$508	$48	8%	$169	33%	$2,328	$1,888	$440	23%
Less: Income (expense) before income tax expense (benefit) related to notable items		—	—	—	—	(14)	—	—	14	100	—	(141)	141	100
Income before income tax expense, Underlying (non-GAAP)	H	$677	$629	$554	$468	$522	$48	8%	$155	30%	$2,328	$2,029	$299	15%
Income tax expense, Underlying:
Income tax expense (GAAP)	I	$149	$135	$118	$95	$107	$14	10%	$42	39%	$497	$379	$118	31%
Less: Income tax expense (benefit) related to notable items		—	—	—	—	(3)	—	—	3	100	—	(43)	43	100
Income tax expense, Underlying (non-GAAP)	J	$149	$135	$118	$95	$110	$14	10%	$39	35%	$497	$422	$75	18%
Net income, Underlying:
Net income (GAAP)	K	$528	$494	$436	$373	$401	$34	7%	$127	32%	$1,831	$1,509	$322	21%
Add: Notable items, net of income tax benefit		—	—	—	—	11	—	—	(11)	(100)	—	98	(98)	(100)
Net income, Underlying (non-GAAP)	L	$528	$494	$436	$373	$412	$34	7%	$116	28%	$1,831	$1,607	$224	14%
Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	M	$489	$457	$402	$340	$367	$32	7%	$122	33%	$1,688	$1,372	$316	23%
Add: Notable items, net of income tax benefit		—	—	—	—	11	—	—	(11)	(100)	—	98	(98)	(100)
Net income available to common stockholders, Underlying (non-GAAP)	N	$489	$457	$402	$340	$378	$32	7%	$111	29%	$1,688	$1,470	$218	15%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS											FULL YEAR
							4Q25 Change								2025 Change
		4Q25	3Q25	2Q25	1Q25	4Q24	3Q25			4Q24			2025	2024	2024
							$/bps		%	$/bps		%			$/bps		%
Operating leverage:
Total revenue (GAAP)	C	$2,157	$2,118	$2,037	$1,935	$1,986	$39		1.86%	$171		8.57%	$8,247	$7,809	$438		5.60%
Less: Noninterest expense (GAAP)	E	1,343	1,335	1,319	1,314	1,316	8		0.58	27		1.97	5,311	5,234	77		1.46
Operating leverage									1.28%			6.60%					4.14%
Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	D	$2,157	$2,118	$2,037	$1,935	$1,976	$39		1.86%	$181		9.11%	$8,247	$7,794	$453		5.80%
Less: Noninterest expense, Underlying (non-GAAP)	F	1,343	1,335	1,319	1,314	1,292	8		0.58	51		3.90	5,311	5,078	233		4.57
Operating leverage, Underlying (non-GAAP)									1.28%			5.21%					1.23%
Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	E/C	62.24%	63.03%	64.76%	67.91%	66.27%	(79)	bps		(403)	bps		64.40%	67.03%	(263)	bps
Efficiency ratio, Underlying (non-GAAP)	F/D	62.24	63.03	64.76	67.91	65.36	(79)	bps		(312)	bps		64.40	65.15	(75)	bps
Noninterest income as a % of total revenue, Underlying:
Noninterest income as a % of total revenue	A/C	28.75%	29.75%	29.41%	28.14%	28.90%	(100)	bps		(15)	bps		29.03%	27.86%	117	bps
Noninterest income as a % of total revenue, Underlying (non-GAAP)	B/D	28.75	29.75	29.41	28.14	28.54	(100)	bps		21	bps		29.03	27.73	130	bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	I/G	22.03%	21.38%	21.37%	20.26%	21.04%	65	bps		99	bps		21.34%	20.06%	128	bps
Effective income tax rate, Underlying (non-GAAP)	J/H	22.03	21.38	21.37	20.26	21.17	65	bps		86	bps		21.34	20.80	54	bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	O	$23,823	$23,288	$22,494	$22,188	$22,009	$535		2%	$1,814		8%	$22,954	$21,881	$1,073		5%
Return on average common equity	M/O	8.16%	7.77%	7.18%	6.21%	6.64%	39	bps		152	bps		7.36%	6.27%	109	bps
Return on average common equity, Underlying (non-GAAP)	N/O	8.16	7.77	7.18	6.21	6.84	39	bps		132	bps		7.36	6.72	64	bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	O	$23,823	$23,288	$22,494	$22,188	$22,009	$535		2%	$1,814		8%	$22,954	$21,881	$1,073		5%
Less: Average goodwill (GAAP)		8,187	8,187	8,187	8,187	8,187	—		—	—		—	8,187	8,187	—		—
Less: Average other intangibles (GAAP)		120	126	134	142	136	(6)		(5)	(16)		(12)	131	143	(12)		(8)
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		440	440	438	438	436	—		—	4		1	439	433	6		1
Average tangible common equity (non-GAAP)	P	$15,956	$15,415	$14,611	$14,297	$14,122	$541		4%	$1,834		13%	$15,075	$13,984	$1,091		8%
Return on average tangible common equity (non-GAAP)	M/P	12.18%	11.75%	11.05%	9.64%	10.36%	43	bps		182	bps		11.20%	9.81%	139	bps
Return on average tangible common equity, Underlying (non-GAAP)	N/P	12.18	11.75	11.05	9.64	10.66	43	bps		152	bps		11.20	10.51	69	bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	Q	$221,242	$219,117	$217,661	$216,309	$217,548	$2,125		1%	$3,694		2%	$218,597	$219,024	($427)		—%
Return on average total assets	K/Q	0.95%	0.90%	0.80%	0.70%	0.73%	5	bps		22	bps		0.84%	0.69%	15	bps
Return on average total assets, Underlying (non-GAAP)	L/Q	0.95	0.90	0.80	0.70	0.75	5	bps		20	bps		0.84	0.73	11	bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS											FULL YEAR
							4Q25 Change								2025 Change
		4Q25	3Q25	2Q25	1Q25	4Q24	3Q25			4Q24			2025	2024	2024
							$/bps		%	$/bps		%			$/bps		%
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	Q	$221,242	$219,117	$217,661	$216,309	$217,548	$2,125		1%	$3,694		2%	$218,597	$219,024	($427)		—%
Less: Average goodwill (GAAP)		8,187	8,187	8,187	8,187	8,187	—		—	—		—	8,187	8,187	—		—
Less: Average other intangibles (GAAP)		120	126	134	142	136	(6)		(5)	(16)		(12)	131	143	(12)		(8)
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		440	440	438	438	436	—		—	4		1	439	433	6		1
Average tangible assets (non-GAAP)	R	$213,375	$211,244	$209,778	$208,418	$209,661	$2,131		1%	$3,714		2%	$210,718	$211,127	($409)		—%
Return on average total tangible assets (non-GAAP)	K/R	0.98%	0.93%	0.83%	0.73%	0.76%	5	bps		22	bps		0.87%	0.71%	16	bps
Return on average total tangible assets, Underlying (non-GAAP)	L/R	0.98	0.93	0.83	0.73	0.78	5	bps		20	bps		0.87	0.76	11	bps
Book value per common share and tangible book value per common share:
Common shares - at period-end (GAAP)	S	429,242,174	431,453,142	432,768,811	437,668,127	440,543,381	(2,210,968)		(1%)	(11,301,207)		(3%)	429,242,174	440,543,381	(11,301,207)		(3%)
Common stockholders' equity (GAAP)	T	$24,206	$23,718	$23,121	$22,753	$22,141	$488		2	$2,065		9	$24,206	$22,141	$2,065		9
Less: Goodwill (GAAP)		8,187	8,187	8,187	8,187	8,187	—		—	—		—	8,187	8,187	—		—
Less: Other intangible assets (GAAP)		115	123	128	137	146	(8)		(7)	(31)		(21)	115	146	(31)		(21)
Add: Deferred tax liabilities related to goodwill and other intangible assets (GAAP)		437	440	440	438	438	(3)		(1)	(1)		—	437	438	(1)		—
Tangible common equity (non-GAAP)	U	$16,341	$15,848	$15,246	$14,867	$14,246	$493		3%	$2,095		15%	$16,341	$14,246	$2,095		15%
Book value per common share (GAAP)	T/S	$56.39	$54.97	$53.43	$51.99	$50.26	$1.42		3%	$6.13		12%	$56.39	$50.26	$6.13		12%
Tangible book value per common share (non-GAAP)	U/S	38.07	36.73	35.23	33.97	32.34	1.34		4	5.73		18	38.07	32.34	5.73		18
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	V	429,483,110	431,365,552	433,640,210	438,320,757	440,802,738	(1,882,442)		—%	(11,319,628)		(3%)	433,173,162	450,678,038	(17,504,876)		(4%)
Average common shares outstanding - diluted (GAAP)	W	434,077,960	435,472,350	436,539,774	442,200,180	444,836,786	(1,394,390)		—	(10,758,826)		(2)	436,890,731	453,510,245	(16,619,514)		(4)
Net income per average common share - basic (GAAP)	M/V	$1.14	$1.06	$0.93	$0.78	$0.83	$0.08		8	$0.31		37	$3.90	$3.05	$0.85		28
Net income per average common share - diluted (GAAP)	M/W	1.13	1.05	0.92	0.77	0.83	0.08		8	0.30		36	3.86	3.03	0.83		27
Net income per average common share - basic, Underlying (non-GAAP)	N/V	1.14	1.06	0.93	0.78	0.86	0.08		8	0.28		33	3.90	3.26	0.64		20
Net income per average common share - diluted, Underlying (non-GAAP)	N/W	1.13	1.05	0.92	0.77	0.85	0.08		8	0.28		33	3.86	3.24	0.62		19
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	X	$0.46	$0.42	$0.42	$0.42	$0.42	$0.04		10%	$0.04		10%	$1.72	$1.68	$0.04		2%
Dividend payout ratio	X/(M/V)	40%	40%	45%	54%	51%	73 bps			(1,025) bps			44%	55%	(1,098) bps
Dividend payout ratio, Underlying (non-GAAP)	X/(N/V)	40	40	45	54	49	73 bps			(865) bps			44	52	(800) bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS											FULL YEAR
							4Q25 Change								2025 Change
		4Q25	3Q25	2Q25	1Q25	4Q24	3Q25			4Q24			2025	2024	2024
							$/bps		%	$/bps		%			$/bps		%
Common equity ratio and tangible common equity ratio:
Total assets (GAAP)	Y	$226,351	$222,747	$218,310	$220,148	$217,521	$3,604		2%	$8,830		4%	$226,351	$217,521	$8,830		4
Less: Goodwill (GAAP)		8,187	8,187	8,187	8,187	8,187	—		—	—		—	8,187	8,187	—		—
Less: Other intangible assets (GAAP)		115	123	128	137	146	(8)		(7)	(31)		(21)	115	146	(31)		(21)
Add: Deferred tax liabilities related to goodwill and other intangible assets (GAAP)		437	440	440	438	438	(3)		(1)	(1)		—	437	438	(1)		—
Tangible assets (non-GAAP)	Z	$218,486	$214,877	$210,435	$212,262	$209,626	$3,609		2%	$8,860		4%	$218,486	$209,626	$8,860		4%
Common equity ratio (GAAP)	T/Y	10.7%	10.6%	10.6%	10.3%	10.2%	4 bps			51 bps			10.7%	10.2%	51 bps
Tangible common equity ratio (non-GAAP)	U/Z	7.5	7.4	7.2	7.0	6.8	10 bps			70 bps			7.5	6.8	70 bps
Net interest income and net interest margin on an FTE basis:
Net interest income (annualized) (GAAP)	AA	$6,098	$5,902	$5,770	$5,637	$5,620	$196		3%	$478		9%	$5,853	$5,633	$220		4%
Average interest-earning assets (GAAP)	BB	199,167	197,598	196,318	195,058	196,613	1,569		1	2,554		1	197,048	198,072	(1,024)		(1)
Net interest margin (GAAP)	AA/BB	3.06%	2.99%	2.94%	2.89%	2.86%	7	bps		20	bps		2.97%	2.84%	13	bps
Net interest income (GAAP)		$1,537	$1,488	$1,437	$1,391	$1,412	$49		3%	$125		9%	$5,853	$5,633	$220		4%
FTE adjustment		4	4	4	4	4	—		—	—		—	16	17	(1)		(6)
Net interest income on an FTE basis (non-GAAP)		1,541	1,492	1,441	1,395	1,416	49		3	125		9	5,869	5,650	219		4
Net interest income on an FTE basis (annualized) (non-GAAP)	CC	6,112	5,919	5,786	5,653	5,637	194		3	475		8	5,869	5,650	219		4
Net interest margin on an FTE basis (non-GAAP)	CC/BB	3.07%	3.00%	2.95%	2.90%	2.87%	7	bps		20	bps		2.98%	2.85%	13	bps
Card fees, Underlying:
Card fees (GAAP)		$86	$87	$90	$83	$97	($1)		(1%)	($11)		(11%)	$346	$368	($22)		(6%)
Less: Notable items		—	—	—	—	11	—		—	(11)		(100)	—	24	(24)		(100)
Card fees, Underlying (non-GAAP)		$86	$87	$90	$83	$86	($1)		(1%)	$—		—%	$346	$344	$2		1%
Other income, Underlying:
Other income (GAAP)		$42	$31	$42	$22	$28	$11		35%	$14		50%	$136	$79	$57		72%
Less: Notable items		—	—	—	—	(1)	—		—	1		100	—	(9)	9		100
Other income, Underlying (non-GAAP)		$42	$31	$42	$22	$29	$11		35%	$13		45%	$136	$88	$48		55%
Salaries and employee benefits, Underlying:
Salaries and employee benefits (GAAP)		$716	$705	$681	$696	$674	$11		2%	$42		6%	$2,798	$2,657	$141		5%
Less: Notable items		—	—	—	—	17	—		—	(17)		(100)	—	46	(46)		(100)
Salaries and employee benefits, Underlying (non-GAAP)		$716	$705	$681	$696	$657	$11		2%	$59		9%	$2,798	$2,611	$187		7%
Equipment and software, Underlying:
Equipment and software (GAAP)		$199	$197	$193	$194	$193	$2		1%	$6		3%	$783	$769	$14		2%
Less: Notable items		—	—	—	—	3	—		—	(3)		(100)	—	17	(17)		(100)
Equipment and software, Underlying (non-GAAP)		$199	$197	$193	$194	$190	$2		1%	$9		5%	$783	$752	$31		4%
Outside services, Underlying:
Outside services (GAAP)		$148	$161	$169	$155	$170	($13)		(8%)	($22)		(13%)	$633	$639	($6)		(1%)
Less: Notable items		—	—	—	—	4	—		—	(4)		(100)	—	28	(28)		(100)
Outside services, Underlying (non-GAAP)		$148	$161	$169	$155	$166	($13)		(8%)	($18)		(11%)	$633	$611	$22		4%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

	QUARTERLY TRENDS									FULL YEAR
						4Q25 Change						2025 Change
	4Q25	3Q25	2Q25	1Q25	4Q24	3Q25		4Q24		2025	2024	2024
						$/bps	%	$/bps	%			$/bps	%
Occupancy, Underlying:
Occupancy (GAAP)	$109	$106	$108	$112	$112	$3	3%	($3)	(3%)	$435	$447	($12)	(3%)
Less: Notable items	—	—	—	—	5	—	—	(5)	(100)	—	19	(19)	(100)
Occupancy, Underlying (non-GAAP)	$109	$106	$108	$112	$107	$3	3%	$2	2%	$435	$428	$7	2%
Other operating expense, Underlying:
Other operating expense (GAAP)	$171	$166	$168	$157	$167	$5	3%	$4	2%	$662	$722	($60)	(8%)
Less: Notable items	—	—	—	—	(5)	—	—	5	100	—	46	(46)	(100)
Other operating expense, Underlying (non-GAAP)	$171	$166	$168	$157	$172	$5	3%	($1)	(1%)	$662	$676	($14)	(2%)